UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 21, 2007
TSB Financial Corporation
(Exact name of Small Business Issuer as specified in its charter)
North Carolina
(State or other jurisdiction of incorporation)

000-52223	20-4814503
(Commission File Number)	(IRS Employer Identification No.)
1057 Providence Road, Charlotte, North Carolina 28207
(Address of principal executive offices)
N/A
(Former name, former address and former fiscal year, if changed since last report)
(704)331-8686
(Issuer’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item		Page

Item 2.02	Results of Operations and Financial Condition	3

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits	4
	99.1 News Release disseminated on February 21, 2007 by TSB Financial Corporation

Item 2.02 Results of Operations and Financial Conditions.
On February 21, 2007, TSB Financial Corporation announced its financial results for the twelve-month period ended December 31, 2006. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits
                     99.1     News Release disseminated on February 21, 2007 by TSB Financial Corporation

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSB Financial Corporation

	By:	/s/ Jan H. Hollar

Jan H. Hollar Executive Vice President and Chief Financial Officer

Dated February 22, 2007

Exhibit Index

Exhibit No.	Description

99.1	News Release disseminated on February 21, 2007 by TSB Financial Corporation